Income Taxes	3 Months Ended	11 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Income Taxes

NOTE 7: Income Taxes

The Company did not record a provision for income taxes for the three months ended March 31, 2021 because it expects to generate a loss for the year ending December 31, 2021 and the Company’s net deferred tax assets continue to be fully offset by a valuation allowance.

As of March 31, 2021, and December 31, 2020, the Company had deferred tax assets of approximately $6.9 million and $3.1 million, respectively, each of which was fully offset by a valuation allowance. During the periods ended March 31, 2021 and 2020, the Company did not record an income tax benefit (expense) as a result of the full valuation allowances recorded against its deferred tax assets.

There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its positions.

NOTE 8: Income Taxes

There was no provision for income taxes required for the period January 21, 2020 (date of inception) to December 31, 2020. A reconciliation of the expected income tax expense (benefit) computed using the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

Federal tax at a statutory rate	21.0%
Earnings taxed at other than Federal statutory rate	0.3
Change in valuation allowance	(21.3)

Income tax provision	0.0%

Deferred income tax assets and liabilities resulting from temporary differences are summarized as follows:

In thousands
Deferred income tax assets:
Net operating loss carryforward	$931
Stock based compensation	2,097
Lease liabilities	378

Deferred income tax assets—total	3,406

Deferred income tax liabilities:
Property and equipment	(4)
Right of use assets	(348)
Deferred income tax liabilities—total	(352)
Less: Valuation allowance	3,054

Deferred income taxes, net	$—

At December 31, 2020, the Company had U.S. Federal and Foreign net operating loss carryforwards (NOLs) of $3.8 million and $512 thousand, respectively, to be used to offset future taxable income. The entire $3.8 million of U.S Federal losses and $299 thousand of Foreign losses can be carried forward indefinitely; the remaining $213 thousand of Foreign losses expire in 2026.

In assessing the realizability of deferred tax assets, management considers, within each taxing jurisdiction, whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the consideration of the weight of both positive and negative evidence, management has determined it is more likely than not that the deferred tax assets as of December 31, 2020 will not be realized. As such, a valuation allowance has been provided.

Under the provisions of Section 382 of the Internal Revenue Code (“IRC”), net operating loss and credit carryforwards and other tax attributes may be subject to limitation if there has been a significant change in ownership of the Company, as defined by the IRC. Future equity shifts could result in limitations on net operating loss carryforwards.